Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES

Supplemental Data
Non-performing assets

	September 30,	December 31,
	2009	2008
	(dollars in thousands)
Non-accrual loans	$113,003	$122,639
Loans 90 days or more past due and still accruing interest	4,468	2,626

Total non-performing loans	117,471	125,265
Other real estate	32,923	19,998

Total non-performing assets	$150,394	$145,263

As a percent of Portfolio Loans
Non-performing loans	4.92%	5.09%
Allowance for loan losses	3.09	2.35
Non-performing assets to total assets	5.07	4.91
Allowance for loan losses as a percent of non-performing loans	63	46
Allowance for loan losses

		Nine months ended
		September 30,
	2009		2008
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
		(in thousands)
Balance at beginning of period	$57,900	$2,144	$45,294	$1,936
Additions (deduction)
Provision charged to operating expense	78,208	(292)	44,039	(583)
Recoveries credited to allowance	2,130		2,707
Loans charged against the allowance	(64,528)		(38,142)

Balance at end of period	$73,710	$1,852	$53,898	$1,353

Net loans charged against the allowance to average Portfolio Loans (annualized)	3.41%		1.85%

Alternative Sources of Funds

	September 30, 2009			December 31, 2008
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
			(dollars in thousands)
Brokered CDs	$529,521	1.8 years	2.31%	$182,283	1.1 years	3.63%
Fixed rate FHLB advances	124,454	2.2 years	2.54	314,214	2.3 years	3.49
Securities sold under agreements to Repurchase	35,000	1.1 years	4.42	35,000	1.9 years	4.42
FRB — Discount borrowing				189,500	.1 years	0.54
Federal funds purchased				750	1 day	0.25

Total	$688,975	1.8 years	2.46%	$721,747	1.4 years	2.80%

Capitalization

	September 30,	December 31,
	2009	2008
	(in thousands)
Subordinated debentures	$92,888	$92,888
Amount not qualifying as regulatory capital	(2,788)	(2,788)

Amount qualifying as regulatory capital	90,100	90,100

Shareholders’ Equity
Preferred stock, Series A, no par value	68,982	68,456
Common stock, par value $1.00 per share	23,832	22,791
Capital surplus	201,360	200,687
Retained earnings (accumulated deficit)	(118,268)	(73,849)
Accumulated other comprehensive loss	(15,965)	(23,208)

Total shareholders’ equity	159,941	194,877

Total capitalization	$250,041	$284,977

Non-Interest Income

		Three months ended		Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
	(in thousands)
Service charges on deposit accounts	$6,384	$6,321	$6,416	$18,212	$18,227
Net gains (losses) on assets
Mortgage loans	2,257	3,262	969	8,800	3,977
Securities	121	4,230	(6,711)	3,770	(8,037)
VISA check card interchange income	1,480	1,500	1,468	4,395	4,334
Mortgage loan servicing	(496)	2,349	340	1,011	1,545
Mutual fund and annuity commissions	498	539	680	1,490	1,748
Bank owned life insurance	387	355	506	1,143	1,468
Title insurance fees	521	732	307	1,862	1,108
Other	1,629	1,723	1,473	4,687	4,707

Total non-interest income	$12,781	$21,011	$5,448	$45,370	$29,077

Mortgage Loan Activity

		Three months ended		Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
	(in thousands)
Mortgage loans originated	$110,229	$196,927	$74,506	$461,764	$304,064
Mortgage loans sold	144,518	158,173	52,837	445,327	217,524
Mortgage loans sold with servicing rights released	20,676	9,174	16,760	35,279	36,302
Net gains on the sale of mortgage loans	2,257	3,262	969	8,800	3,977
Net gains as a percent of mortgage loans sold (“Loan Sale Margin”)	1.56%	2.06%	1.83%	1.98%	1.82%
SFAS #133/#159 and SAB #109 adjustments included in the Loan Sale Margin	(0.51)	0.04	(0.03)	0.06	0.28
Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
		(in thousands)
Balance at beginning of period	$14,538	$16,551	$11,966	$15,780
Originated servicing rights capitalized	1,321	403	4,444	2,035
Amortization	(716)	(346)	(3,535)	(1,478)
(Increase)/decrease in impairment reserve	(809)	(348)	1,459	(77)

Balance at end of period	$14,334	$16,260	$14,334	$16,260

Impairment reserve at end of period	$3,192	$396	$3,192	$396

Non-Interest Expense

		Three months ended		Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
	(in thousands)
Salaries	$10,205	$9,815	$10,110	$29,689	$29,993
Performance-based compensation and benefits	1,067	747	1,336	2,143	4,083
Other benefits	2,551	2,766	2,577	7,896	7,939

Compensation and employee benefits	13,823	13,328	14,023	39,728	42,015
Vehicle service contract counterparty risk	8,713	2,215		11,728
Loan and collection	3,628	3,227	2,008	10,893	5,895
Occupancy, net	2,602	2,560	2,871	8,210	8,798
Data processing	2,146	2,010	1,760	6,252	5,197
Deposit insurance	1,729	2,755	275	5,670	1,526
Furniture, fixtures and equipment	1,727	1,848	1,662	5,424	5,304
Loss on other real estate and repossessed assets	1,958	1,939	425	5,158	2,091
Credit card and bank service fees	1,722	1,668	1,273	4,854	3,493
Advertising	1,335	1,421	1,575	4,198	3,843
Communications	1,152	1,107	968	3,304	3,004
Legal and professional	732	705	527	2,078	1,408
Amortization of intangible assets	432	474	760	1,407	2,314
Supplies	439	457	519	1,365	1,534
Other	1,419	1,343	2,010	4,536	5,676

Total non-interest expense	$43,557	$37,057	$30,656	$114,805	$92,098

Average Balances and Tax Equivalent Rates

	Three Months Ended
	September 30,
	2009			2008
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,464,183	$45,190	7.29%	$2,584,151	$46,294	7.14%
Tax-exempt loans (2)	7,931	153	7.65	11,953	205	6.82
Taxable securities	110,929	1,475	5.28	142,483	2,078	5.80
Tax-exempt securities (2)	81,099	1,285	6.29	145,911	2,630	7.17
Cash — interest bearing	68,373	29	0.17
Other investments	28,087	270	3.81	45,362	466	4.09

Interest Earning Assets	2,760,602	48,402	6.97	2,929,860	51,673	7.02

Cash and due from banks	57,133			56,922
Other assets, net	157,309			224,626

Total Assets	$2,975,044			$3,211,408

Liabilities
Savings and NOW	$1,009,110	1,403	0.55	$966,415	2,262	0.93
Time deposits	1,096,644	7,706	2.79	814,434	7,315	3.57
Other borrowings	287,025	3,537	4.89	790,353	7,099	3.57

Interest Bearing Liabilities	2,392,779	12,646	2.10	2,571,202	16,676	2.58

Demand deposits	326,246			314,116
Other liabilities	82,432			89,951
Shareholders’ equity	173,587			236,139

Total liabilities and shareholders’ equity	$2,975,044			$3,211,408

Tax Equivalent Net Interest Income		$35,756			$34,997

Tax Equivalent Net Interest Income as a Percent of Earning Assets			5.15%			4.76%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Nine Months Ended
	September 30,
	2009			2008
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,490,900	$134,647	7.22%	$2,575,809	$140,925	7.30%
Tax-exempt loans (2)	8,442	412	6.53	10,969	582	7.09
Taxable securities	114,608	4,913	5.73	152,812	6,558	5.73
Tax-exempt securities (2)	90,843	4,571	6.73	179,914	9,562	7.10
Cash — interest bearing	31,467	40	0.17
Other investments	28,454	822	3.86	32,553	1,185	4.86

Interest Earning Assets	2,764,714	145,405	7.03	2,952,057	158,812	7.18

Cash and due from banks	55,871			53,354
Other assets, net	158,753			226,367

Total Assets	$2,979,338			$3,231,778

Liabilities
Savings and NOW	$976,571	4,477	0.61	$985,938	8,281	1.12
Time deposits	977,943	21,991	3.01	928,304	28,699	4.13
Long-term debt				330	12	4.86
Other borrowings	443,895	12,021	3.62	689,296	20,499	3.97

Interest Bearing Liabilities	2,398,409	38,489	2.15	2,603,868	57,491	2.95

Demand deposits	318,633			300,411
Other liabilities	80,010			87,530
Shareholders’ equity	182,286			239,969

Total liabilities and shareholders’ equity	$2,979,338			$3,231,778

Tax Equivalent Net Interest Income		$106,916			$101,321

Tax Equivalent Net Interest Income as a Percent of Earning Assets			5.17%			4.58%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of September 30, 2009

	Total Commercial Loans
					Percent of
		Watch Credits			Loan
			Non-		Category in Watch
Loan Category	All Loans	Performing	performing	Total	Credit
	(dollars in thousands)
Land	$28,984	$6,158	$6,629	$12,787	44.1%
Land Development	34,320	10,475	13,208	23,683	69.0%
Construction	32,010	4,541	7,880	12,421	38.8%
Income Producing	385,420	76,497	18,506	95,003	24.6%
Owner Occupied	195,454	27,642	8,525	36,167	18.5%

Total Commercial Real Estate Loans (1)	$676,188	$125,313	$54,748	$180,061	26.6%

Other Commercial Loans(1)	$184,774	$27,812	2,045	$29,857	16.2%

Total non-performing commercial loans			$56,793

(1)	The total of these two categories is different than the September 30, 2009, Consolidated Statement of Financial Condition due primarily to loans in process.